UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 3, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

         DELAWARE                      000-25887                36-3681151
(State or other jurisdiction    (Commission file number)    (I.R.S. employer
   of incorporation)                                       identification no.)

 TEN NORTH DEARBORN                                                60602
 CHICAGO, ILLINOIS                                               (Zip Code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On January 3, 2003, PrivateBancorp, Inc. (the "Company") announced a three-for-two split of the Company's common stock, to be effected in the form of a stock dividend, payable on January 17, 2003 to stockholders of record of the Company's common stock as of the close of business on January 13, 2003. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated January 3, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRIVATEBANCORP, INC.


Date:  January 3, 2003                  By: /s/ Ralph B. Mandell
                                            ----------------------------------
                                            Ralph B. Mandell
                                            Chairman of the Board, President and
                                              Chief Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1            Press Release dated January 3, 2003.


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